UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/02/2009

Myriad Genetics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-26642

Delaware	87-0494517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices, including zip code)

801-584-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 2, 2009 the Compensation Committee of the Board of Directors of Myriad Genetics, Inc. (Company) implemented an annual management performance - incentive bonus program to establish annual performance objectives for Company executives, including named executive officers, to align their performance with Company goals and objectives.

The program is attached hereto and is being filed pursuant to this Item 5.02 as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)        The following exhibit is filed with this report:

Exhibit

Number                Description

10.1        Myriad Genetics, Inc. Management Performance - Incentive Bonus Program Fiscal Year 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: June 08, 2009	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-10.1